[photo of mountain range]


                                                  Annual Report October 31, 2001

Oppenheimer
Value Fund











                                                   [logo]OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

Fund Objective

Oppenheimer Value Fund(1) seeks long-term growth of capital by investing primarily in common stocks with low price/earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.

    CONTENTS

 1  Letter to
    Shareholders

 3  An Interview
    with Your Fund's
    Manager

 7  Fund Performance

13  Financial
    Statements

33  Independent
    Auditors' Report

34  Federal
    Income Tax
    Information

35  Officers and
    Directors

---------------------------------
Average Annual Total Returns*

          For the 1-Year Period
          Ended 10/31/01

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A    -5.60%      -11.03%
---------------------------------
Class B    -6.34       -11.01
---------------------------------
Class C    -6.38        -7.31
---------------------------------
Class N   -12.06       -12.94
---------------------------------
Class Y    -5.10
---------------------------------

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 11 for further details.

1. The Fund changed its name from Oppenheimer Disciplined Value Fund on 3/1/01.

LETTER TO SHAREHOLDERS

[photo of John V. Murphy]
John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.

Dear Shareholder,

We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds, we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me. Your letters were a source of inspiration for all of us at OppenheimerFunds.
   The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack. The Federal Reserve cut the overnight rate for the tenth time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths. The groundwork is being laid for economic recovery.
   During these trying times for investors, we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals keeping in mind the benefits of diversification and the importance of a long-term perspective.
   It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals. They are diligently monitoring the events that are shaping the economy and the financial world, while using their proven expertise to manage your fund. Just as your financial advisor employs diversification and asset alloca-tion to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.
   As a firm directly affected by the events of September 11, we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.


                           1 | OPPENHEIMER VALUE FUND

LETTER TO SHAREHOLDERS

   To express our gratitude, we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified, prescreened charities that support victims' families, which initially are the "Twin Towers Fund," the "Lumina Foundation for Education-Families of Freedom Scholarship Fund" and the "Windows of Hope Family Relief Fund." For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website, www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.
   At OppenheimerFunds, we thank you for your continued support and confidence. We look forward to showing and sharing with you the strength, expertise and resolve that make OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ John V. Murphy

John V. Murphy
November 21, 2001





These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

                           2 | OPPENHEIMER VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Portfolio Manager
Chris Leavy

Q How did Oppenheimer Value Fund perform during the 12-month period that ended October 31, 2001?

A. Although the Fund produced negative returns in a very difficult market environment, we are nevertheless pleased that the Fund handily outperformed both its benchmark, the S&P Barra Value Index, as well as its peer group, the Lipper Large Cap Value category.
   We attribute the Fund's negative absolute returns to an increasingly weak U.S. economy. As consumers and businesses spent less, corporate earnings declined, causing stock prices to fall. In addition, the stock market was in the midst of a protracted bear market caused, in large part, by the sharp reversals experienced by formerly high-flying technology stocks. While the value-oriented stocks in which the Fund invests generally performed significantly better than growth stocks, they also experienced difficulty in a lackluster economic climate. Finally, near the end of the reporting period, virtually all stocks were hurt by the terrorist attacks of September 11.

To what do you attribute the Fund's good performance relative to its benchmark and peer group?

Our value-oriented approach requires that the stocks in which we invest not only sell at less than what we believe to be their intrinsic worth, but also have what we believe to be good prospects for future earnings growth. In our opinion, and as it is designed to do, this dual emphasis helped the Fund outperform its benchmark and peer group.
   In fact, the end of the current 12-month period represents the first anniversary of the current portfolio management team's oversight of the Fund's investments. Although we arrived at the start of a very challenging period, we are pleased that we have gotten off to a good start.



                           3 | OPPENHEIMER VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

What strategies contributed most to the Fund's performance during the reporting period?

Our stock selection strategy was particularly effective within the market's technology sector. Using our company-by-company approach to fundamental securities analysis, we were able to identify a number of businesses that were not as severely affected by the problems plaguing most technology companies. For example, one of the Fund's largest holdings at the beginning of October 2001, The Titan Corp., is a conglomerate with businesses in computer systems, defense, food safety and wireless technologies. Due to promising technological developments in the food safety area, Titan's stock rose during the period.2 Also, in the technology area, we received strong results from individual companies in the video game industries. In both cases, we sold some of the stocks during the period in order to lock in profits.
   Our stock selection strategy also benefited performance within the Fund's financial services industry holdings. In fact, financial companies represented the Fund's single largest concentration of assets. We received particularly robust returns from government-sponsored enterprises, which are financial companies created by Congress to provide funds for mortgage loans, college tuition and other activities considered beneficial to America. For example, the Federal Home Loan Mortgage Corp., also known as Freddie Mac, was the Fund's largest holding as of October 31, 2001.(2) Freddie Mac benefited from lower interest rates, which made home ownership more affordable for more people. As a result, Freddie Mac's loan volume and profit margins rose. Also benefiting from lower interest rates was USA Education, Inc., formerly known as Sallie Mae, which achieved higher profit margins.

[sidebar]
Our value-oriented
approach, which
emphasizes low
valuations and
bright future
earnings prospects,
helped the Fund
produce above-
average returns
relative to its
benchmark and
peers under
difficult conditions.
[end sidebar]



2. See page 13 for a complete listing of the Fund's holdings as of 10/31/01.

                           4 | OPPENHEIMER VALUE FUND

How did the events of September 11 affect the Fund?

Stocks declined across the board after terrorists attacked the Pentagon in Washington, D.C. and the World Trade Center in New York's financial district. Airline and other travel-related stocks were particularly hard hit, including Boeing Co., the nation's leading aircraft manufacturer. Cendant Corp., a Fund holding as of 10/31/01 and a diversified company with interests in hotels and rental car agencies, was also adversely affected by the falloff in vacation and business travel after the attacks.(3)
   While we expect shares of travel-related companies to remain weak until people are more comfortable traveling, other Fund holdings may benefit in the wake of the attacks. For example, defense contractors may see revenues rise as America beefs up its military capabilities for the war on terrorism.

How is the Fund positioned for the future?

Over the near term, we believe that companies whose stocks are priced at a discount to their intrinsic values will continue to hold up better than shares with higher valuations. Over the longer term, we are optimistic that the overall stock market will resume the advance that has historically enabled investors to build wealth over long periods of time.
   Accordingly, the portfolio is currently biased toward traditionally conservative names, including the government-sponsored enterprises mentioned earlier. We have also recently emphasized stocks that we believe dropped too far during the recent correction, such as a carefully researched group of technology companies, as well as defense contractors that could benefit from higher defense spending.

--------------------------------
Average Annual Total
Returns

For the Periods Ended 9/30/01(4)

Class A
1-Year   5-Year  10-Year
--------------------------------
-16.07%  2.93%   9.68%

Class B          Since
1-Year   5-Year  Inception
--------------------------------
-16.06%  3.09%   5.39%

Class C          Since
1-Year   5-Year  Inception
--------------------------------
-12.53%  3.38%   3.71%

Class N          Since
1-Year   5-Year  Inception
--------------------------------
N/A      N/A     -15.95%

Class Y          Since
1-Year   5-Year  Inception
--------------------------------
-10.48%  N/A     3.46%
--------------------------------

3. See page 13 for a complete listing of the Fund's holdings as of 10/31/01.
4. See Notes on page 11 for further details.

                           5 | OPPENHEIMER VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

   Regardless of when the economy and stock market rebound, we believe that the Fund's value-oriented strategy makes it an excellent choice for investors seeking long-term profits in the stock market. Providing such choices is an important part of what makes Oppenheimer Value Fund The Right Way to Invest.

Top Ten Common Stock Holdings(6)
-----------------------------------------------------------
Freddie Mac                                            5.8%
-----------------------------------------------------------
ChevronTexaco Corp.                                    5.6
-----------------------------------------------------------
Raytheon Co.                                           4.9
-----------------------------------------------------------
Hartford Financial Services Group, Inc.                4.0
-----------------------------------------------------------
Micron Technology, Inc.                                3.9
-----------------------------------------------------------
Lockheed Martin Corp.                                  3.8
-----------------------------------------------------------
News Corp. Ltd. (The), Sponsored ADR, Preference       3.8
-----------------------------------------------------------
Dominion Resources, Inc.                               3.6
-----------------------------------------------------------
Bank One Corp.                                         3.4
-----------------------------------------------------------
Allstate Corp.                                         3.3

Top Five Common Stock Industries(6)
-----------------------------------------------------------
Diversified Financial                                 14.5%
-----------------------------------------------------------
Aerospace/Defense                                     10.1
-----------------------------------------------------------
Insurance                                              9.0
-----------------------------------------------------------
Manufacturing                                          8.0
-----------------------------------------------------------
Oil: Domestic                                          6.2

Sector Allocation(5)

o Financial       30.8%
    Diversified
    Financial     16.6
    Insurance     10.3
    Banks          3.9
o Capital Goods   20.6
o Technology      11.5
o Energy           9.9
o Consumer
  Staples          6.7
o Communication
  Services         6.4
o Utilities        4.8
o Basic Materials  4.1
o Consumer
  Cyclicals        3.6
o Healthcare       1.6

5. Portfolio is subject to change. Percentages are as of October 31, 2001, and are based on total market value of common stock.
6. Portfolio is subject to change. Percentages are as of October 31, 2001, and are based on net assets.

                           6 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE

How has the Fund performed during the period?

Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the fiscal year that ended October 31, 2001, Oppenheimer Value Fund's performance was strongly influenced by its strategy of seeking long-term capital growth through companies that have a combination of low stock valuations and good prospects for future earnings growth. Although the Fund's returns were negative for the period, they were better than those provided by the Fund's benchmark and peer group. The management team's approach worked well in a highly challenging market environment characterized by a weakening U.S. economy, sharply lower interest rates and, near the end of the period, the terrorist attacks of September 11. The Fund particularly benefited from its investments in financial stocks, especially government-sponsored enterprises, as well as its emphasis on technology stocks that, in the portfolio management team's view, were less susceptible than other technology companies to the fundamental business problems currently plaguing the technology industry group.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2001. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B, performance is measured from inception of the class on October 2, 1995. In the case of Class C, performance is measured from inception of the class on May 1, 1996. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. In the case of Class Y, performance is measured from inception of the class on December 16, 1996. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

                           7 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:


                               Oppenheimer Value Fund (Class A)         S&P 500 Index

      12/31/91                              9,425                          10,000
      03/31/92                              9,661                           9,748
      06/30/92                              9,452                           9,933
      09/30/92                              9,554                          10,246
      12/31/92                             10,555                          10,761
      03/31/93                             11,402                          11,230
      06/30/93                             12,047                          11,284
      09/30/93                             12,585                          11,575
      12/31/93                             12,762                          11,843
      03/31/94                             12,467                          11,395
      06/30/94                             12,223                          11,442
      09/30/94                             12,848                          12,001
      12/31/94                             12,678                          11,999
      03/31/95                             13,795                          13,166
      06/30/95                             14,965                          14,421
      09/30/95                             16,237                          15,566
      12/31/95                             17,293                          16,502
      03/31/96                             18,117                          17,388
      06/30/96                             18,345                          18,167
      09/30/96                             18,855                          18,729
      10/31/96        (1)                  19,266                          19,245
      01/31/97                             21,315                          21,555
      04/30/97                             21,326                          22,076
      07/31/97                             25,165                          26,414
      10/31/97                             24,585                          25,423
      01/31/98                             24,940                          27,354
      04/30/98                             28,094                          31,142
      07/31/98                             26,375                          31,513
      10/31/98                             25,136                          31,019
      01/31/99                             27,941                          36,247
      04/30/99                             28,167                          37,940
      07/31/99                             27,689                          37,880
      10/31/99                             26,040                          38,979
      01/31/00                             24,500                          39,995
      04/30/00                             26,373                          41,779
      07/31/00                             25,794                          41,276
      10/31/00                             25,362                          41,348
      01/31/01                             27,565                          39,635
      04/30/01                             26,993                          36,362
      07/31/01                             27,339                          35,364
      10/31/01                             23,942                          31,057


Average Annual Total Returns of Class A Shares of the Fund at 10/31/01(2)
1-Year -11.03%   5-Year 3.21%   10-Year 9.64%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:


                               Oppenheimer Value Fund (Class B)         S&P 500 Index

      10/02/95                             10,000                          10,000
      12/31/95                             10,804                          10,602
      03/31/96                             11,294                          11,170
      06/30/96                             11,399                          11,671
      09/30/96                             11,683                          12,032
      10/31/96        (1)                  11,930                          12,364
      01/31/97                             13,169                          13,848
      04/30/97                             13,143                          14,183
      07/31/97                             15,487                          16,969
      10/31/97                             15,105                          16,332
      01/31/98                             15,287                          17,573
      04/30/98                             17,188                          20,007
      07/31/98                             16,114                          20,245
      10/31/98                             15,327                          19,928
      01/31/99                             17,002                          23,286
      04/30/99                             17,109                          24,374
      07/31/99                             16,780                          24,335
      10/31/99                             15,754                          25,041
      01/31/00                             14,798                          25,694
      04/30/00                             15,901                          26,841
      07/31/00                             15,515                          26,517
      10/31/00                             15,237                          26,563
      01/31/01                             16,526                          25,463
      04/30/01                             16,158                          23,360
      07/31/01                             16,328                          22,719
      10/31/01                             14,280                          19,952

Average Annual Total Returns of Class B Shares of the Fund at 10/31/01(2)
1-Year -11.01%   5-Year 3.37%   Since Inception 6.03%


1. The Fund changed its fiscal year-end from 12/31 to 10/31.
2. See Notes on page 11 for further details.

                           8 | OPPENHEIMER VALUE FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:


                               Oppenheimer Value Fund (Class C)         S&P 500 Index

      05/01/96                             10,000                          10,000
      06/30/96                             10,061                          10,297
      09/30/96                             10,314                          10,615
      10/31/96        (1)                  10,535                          10,908
      01/31/97                             11,629                          12,217
      04/30/97                             11,606                          12,512
      07/31/97                             13,676                          14,971
      10/31/97                             13,341                          14,409
      01/31/98                             13,508                          15,503
      04/30/98                             15,186                          17,650
      07/31/98                             14,233                          17,861
      10/31/98                             13,537                          17,581
      01/31/99                             15,012                          20,544
      04/30/99                             15,115                          21,503
      07/31/99                             14,821                          21,469
      10/31/99                             13,918                          22,092
      01/31/00                             13,070                          22,668
      04/30/00                             14,049                          23,679
      07/31/00                             13,712                          23,394
      10/31/00                             13,463                          23,435
      01/31/01                             14,600                          22,464
      04/30/01                             14,270                          20,609
      07/31/01                             14,423                          20,043
      10/31/01                             12,605                          17,602

Average Annual Total Returns of Class C Shares of the Fund at 10/31/01(2)
1-Year -7.31%   5-Year 3.65%   Since Inception 4.30%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:


                               Oppenheimer Value Fund (Class N)         S&P 500 Index

      03/01/01                             10,000                          10,000
      04/30/01                              9,928                          10,094
      07/31/01                             10,050                           9,817
      10/31/01                              8,706                           8,621

Cumulative Total Return of Class N Shares of the Fund at 10/31/01(2)
Since Inception   -12.94%

The performance information for the S&P 500 Index in the graphs begins on 12/31/91 for Class A, 9/30/95 for Class B, 4/30/96 for Class C, 2/28/01 for
Class N and 12/31/96 for Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

                           9 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:


                               Oppenheimer Value Fund (Class Y)         S&P 500 Index

      12/16/96                             10,000                          10,000
      01/31/97                             10,699                          10,624
      04/30/97                             10,693                          10,881
      07/31/97                             12,637                          13,019
      10/31/97                             12,362                          12,531
      01/31/98                             12,552                          13,482
      04/30/98                             14,145                          15,349
      07/31/98                             13,292                          15,532
      10/31/98                             12,687                          15,289
      01/31/99                             14,111                          17,866
      04/30/99                             14,238                          18,700
      07/31/99                             13,984                          18,670
      10/31/99                             13,170                          19,212
      01/31/00                             12,392                          19,713
      04/30/00                             13,355                          20,593
      07/31/00                             13,062                          20,344
      10/31/00                             12,851                          20,380
      01/31/01                             13,980                          19,536
      04/30/01                             13,709                          17,923
      07/31/01                             13,905                          17,431
      10/31/01                             12,196                          15,308

Average Annual Total Returns of Class Y Shares of the Fund at 10/31/01(1)
1-Year -5.10%   Since Inception 4.16%

1. See Notes on page 11 for further details.

The performance information for S&P 500 Index in the graphs begins on 12/31/91 for Class A, 9/30/95 for Class B, 4/30/96 for Class C, 2/28/01 for
Class N and 12/31/96 for Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

                           10 | OPPENHEIMER VALUE FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 9/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 5/1/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For this reason, the cumulative total return information shown in this report is not annualized. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                           11 | OPPENHEIMER VALUE FUND

Financials















                           12 | OPPENHEIMER VALUE FUND

 STATEMENT OF INVESTMENTS  October 31, 2001


                                                                      Market Value
                                                             Shares     See Note 1
===================================================================================
 Common Stocks--87.5%
-----------------------------------------------------------------------------------
 Basic Materials--3.6%
-----------------------------------------------------------------------------------
 Metals--0.6%
 Alcoa, Inc.                                                 42,000    $ 1,355,340
-----------------------------------------------------------------------------------
 Paper--3.0%
 Sappi Ltd., Sponsored ADR                                  743,800      7,095,852
-----------------------------------------------------------------------------------
 Capital Goods--18.1%
-----------------------------------------------------------------------------------
 Aerospace/Defense--10.1%
 Boeing Co.                                                 100,700      3,282,820
-----------------------------------------------------------------------------------
 Lockheed Martin Corp.                                      183,200      8,934,664
-----------------------------------------------------------------------------------
 Raytheon Co.                                               356,200     11,487,450
                                                                       ------------
                                                                        23,704,934

-----------------------------------------------------------------------------------
 Manufacturing--8.0%
 Caterpillar, Inc.                                          167,500      7,490,600
-----------------------------------------------------------------------------------
 Titan Corp. (The)(1)                                       243,200      6,354,816
-----------------------------------------------------------------------------------
 Tyco International Ltd.                                     99,700      4,899,258
                                                                       ------------
                                                                        18,744,674

-----------------------------------------------------------------------------------
 Communication Services--5.6%
-----------------------------------------------------------------------------------
 Telecommunications: Long Distance--4.2%
 AT&T Corp.(2)                                              369,300      5,631,825
-----------------------------------------------------------------------------------
 Qwest Communications International, Inc.                   322,000      4,169,900
                                                                       ------------
                                                                         9,801,725

-----------------------------------------------------------------------------------
 Telecommunications: Wireless--1.4%
 Leap Wireless International, Inc.(1)                       227,500      3,382,925
-----------------------------------------------------------------------------------
 Consumer Cyclicals--3.2%
-----------------------------------------------------------------------------------
 Consumer Services--3.2%
 Cendant Corp.(1)                                           572,200      7,415,712
-----------------------------------------------------------------------------------
 Consumer Staples--5.9%
-----------------------------------------------------------------------------------
 Broadcasting--0.3%
 Comcast Corp., Cl. A Special(1)                             17,000        609,280
-----------------------------------------------------------------------------------
 Entertainment--3.8%
 News Corp. Ltd. (The), Sponsored ADR, Preference           375,300      8,932,140
-----------------------------------------------------------------------------------
 Tobacco--1.8%
 Philip Morris Cos., Inc.                                    90,000      4,212,000
-----------------------------------------------------------------------------------
 Energy--8.6%
-----------------------------------------------------------------------------------
 Energy Services--2.4%
 Noble Drilling Corp.(1)                                    184,200      5,627,310
-----------------------------------------------------------------------------------
 Oil: Domestic--6.2%
 Anadarko Petroleum Corp.                                    25,900      1,477,595
-----------------------------------------------------------------------------------
 ChevronTexaco Corp.                                        149,000     13,193,950
                                                                       ------------
                                                                        14,671,545


                           13 | OPPENHEIMER VALUE FUND

 STATEMENT OF INVESTMENTS  Continued



                                                                      Market Value
                                                             Shares     See Note 1
===================================================================================
 Financial--26.9%
-----------------------------------------------------------------------------------
 Banks--3.4%
 Bank One Corp.                                             243,000   $  8,065,170
-----------------------------------------------------------------------------------
 Diversified Financial--14.5%
 Citigroup Inc.                                              93,966      4,277,332
-----------------------------------------------------------------------------------
 Fannie Mae                                                  49,000      3,967,040
-----------------------------------------------------------------------------------
 Franklin Resources, Inc.                                   155,000      4,975,500
-----------------------------------------------------------------------------------
 Freddie Mac                                                202,000     13,699,640
-----------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.                                   61,600      2,692,536
-----------------------------------------------------------------------------------
 USA Education, Inc.                                         55,800      4,551,048
                                                                      -------------
                                                                        34,163,096

-----------------------------------------------------------------------------------
 Insurance--9.0%
 Aetna, Inc.(1)                                             142,000      3,924,880
-----------------------------------------------------------------------------------
 Allstate Corp.                                             243,700      7,647,306
-----------------------------------------------------------------------------------
 Hartford Financial Services Group, Inc.                    176,000      9,504,000
                                                                      -------------
                                                                        21,076,186

-----------------------------------------------------------------------------------
 Healthcare--1.4%
-----------------------------------------------------------------------------------
 Healthcare/Drugs--1.4%
 Pharmacia Corp.                                             79,100      3,205,132
-----------------------------------------------------------------------------------
 Technology--10.0%
-----------------------------------------------------------------------------------
 Computer Hardware--3.3%
 Lexmark International, Inc., Cl. A(1)                       67,300      3,011,675
-----------------------------------------------------------------------------------
 SanDisk Corp.(1)                                           432,200      4,728,268
                                                                      -------------
                                                                         7,739,943

-----------------------------------------------------------------------------------
 Communications Equipment--2.8%
 Lucent Technologies, Inc.(2)                               902,700      6,048,090
-----------------------------------------------------------------------------------
 Metawave Communications Corp.(1)                           260,000        520,000
                                                                      -------------
                                                                         6,568,090

-----------------------------------------------------------------------------------
 Electronics--3.9%
 Micron Technology, Inc.(1)                                 407,000      9,263,320
-----------------------------------------------------------------------------------
 Utilities--4.2%
-----------------------------------------------------------------------------------
 Electric Utilities--4.2%
 Dominion Resources, Inc.                                   140,000      8,556,800
-----------------------------------------------------------------------------------
 Duke Energy Corp                                            37,200      1,428,852
-----------------------------------------------------------------------------------
                                                                         9,985,652
                                                                      -------------
 Total Common Stocks (Cost $213,104,234)                               205,620,026


                           14 | OPPENHEIMER VALUE FUND

                                                                         Principal      Market Value
                                                                            Amount        See Note 1
=====================================================================================================
 Short-Term Notes--1.5%

 Federal Home Loan Bank, 2.46%, 11/1/01 (Cost $3,500,000)               $ 3,500,000     $  3,500,000
=====================================================================================================
 Repurchase Agreements--4.4%

 Repurchase agreement with Zion First National Bank, 2.54%,
 dated 10/31/01, to be repurchased at $10,351,730 on 11/1/01, collateralized by U.S. Treasury Nts., 4.75%-7%, 12/31/01-2/15/10,
 with a value of $9,541,498 and U.S. Treasury Bills, 4/25/02,
 with a value of $1,024,612 (Cost $10,351,000)                           10,351,000       10,351,000
-----------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $226,955,234)                               93.4%     219,471,026
-----------------------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                                6.6       15,541,953
                                                                        -----------------------------
 Net Assets                                                                   100.0%    $235,012,979
                                                                        =============================



 Footnotes to Statement of Investments

 1. Non-income-producing security.
 2. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:


                                  Contracts      Expiration     Exercise         Premium        Market Value
                            Subject to Call           Dates        Price        Received          See Note 1
-------------------------------------------------------------------------------------------------------------
 AT&T Corp.                           1,200         1/21/02       $22.50        $164,394             $12,000
 Lucent Technologies, Inc.            1,400         1/21/02         7.50         103,597              63,000
                                                                                -----------------------------
                                                                                $267,991             $75,000
                                                                                =============================

See accompanying Notes to Financial Statements.






                           15 | OPPENHEIMER VALUE FUND

 STATEMENT OF ASSETS AND LIABILITIES  October 31, 2001


===================================================================================
 Assets

 Investments, at value (cost $226,955,234)--
 see accompanying statement                                           $219,471,026
-----------------------------------------------------------------------------------
 Cash                                                                       97,868
-----------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                       17,329,217
 Shares of capital stock sold                                              275,846
 Interest and dividends                                                    130,250
 Other                                                                       1,793
                                                                      -------------
 Total assets                                                          237,306,000

====================================================================================
 Liabilities

 Options written, at value (premiums received $267,991)--
 see accompanying statement                                                 75,000
-----------------------------------------------------------------------------------
 Payables and other liabilities:
 Shares of capital stock redeemed                                        1,003,602
 Investments purchased                                                     885,215
 Shareholder reports                                                       173,707
 Distribution and service plan fees                                         51,136
 Directors' compensation                                                    45,216
 Transfer and shareholder servicing agent fees                                 647
 Other                                                                      58,498
                                                                      -------------
 Total liabilities                                                       2,293,021

===================================================================================
 Net Assets                                                           $235,012,979
                                                                      =============

===================================================================================
 Composition of Net Assets

 Par value of shares of capital stock                                 $     14,771
-----------------------------------------------------------------------------------
 Additional paid-in capital                                            259,860,326
-----------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                     (44,695)
-----------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investments and
 foreign currency transactions                                         (17,526,206)
-----------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
 currencies                                                             (7,291,217)
                                                                      -------------
 Net Assets                                                           $235,012,979
                                                                      =============

                           16 | OPPENHEIMER VALUE FUND

==================================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $166,285,323 and 10,437,937 shares of capital stock outstanding)                          $15.93

 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                               $16.90
--------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $57,583,942
 and 3,623,680 shares of capital stock outstanding)                                        $15.89
--------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,493,922
 and 669,494 shares of capital stock outstanding)                                          $15.67
--------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,129
 and 763 shares of capital stock outstanding)                                              $15.90
--------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on
 net assets of $637,663 and 39,366 shares of capital stock outstanding)                    $16.20



 See accompanying Notes to Financial Statements.








                           17 | OPPENHEIMER VALUE FUND

 STATEMENT OF OPERATIONS  For the Year Ended October 31, 2001


===================================================================================
 Investment Income

 Dividends (net of foreign withholding taxes of $4,543)               $  2,675,276
-----------------------------------------------------------------------------------
 Interest                                                                1,058,461
                                                                      -------------
 Total income                                                            3,733,737

===================================================================================
 Expenses

 Management fees                                                         1,612,092
-----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                   444,087
 Class B                                                                   651,050
 Class C                                                                   110,817
 Class N                                                                        18
-----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                   445,103
 Class B                                                                   159,197
 Class C                                                                    26,663
 Class N                                                                        10
 Class Y                                                                       667
-----------------------------------------------------------------------------------
 Shareholder reports                                                       168,103
-----------------------------------------------------------------------------------
 Legal, auditing and other professional fees                               134,598
-----------------------------------------------------------------------------------
 Accounting service fees                                                    15,000
-----------------------------------------------------------------------------------
 Directors' compensation                                                     6,852
-----------------------------------------------------------------------------------
 Custodian fees and expenses                                                 5,286
-----------------------------------------------------------------------------------
 Other                                                                      51,537
                                                                      -------------
 Total expenses                                                          3,831,080
 Less reduction to custodian expenses                                       (5,286)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class Y                                                (578)
                                                                      -------------
 Net expenses                                                            3,825,216


===================================================================================
 Net Investment Loss                                                       (91,479)

===================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments                                                            (8,169,397)
 Closing and expiration of option contracts written                        535,734
 Foreign currency transactions                                            (208,257)
                                                                      -------------
 Net realized gain (loss)                                               (7,841,920)

-----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                            (7,972,149)
 Translation of assets and liabilities denominated in
 foreign currencies                                                        159,977
                                                                      -------------
 Net change                                                             (7,812,172)
                                                                      -------------
 Net realized and unrealized gain (loss)                               (15,654,092)

===================================================================================
 Net Decrease in Net Assets Resulting from Operations                 $(15,745,571)
                                                                      =============

 See accompanying Notes to Financial Statements.

                           18 | OPPENHEIMER VALUE FUND

 STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended October 31,                                        2001           2000
===================================================================================
 Operations

 Net investment income (loss)                          $    (91,479)  $  1,939,388
-----------------------------------------------------------------------------------
 Net realized gain (loss)                                (7,841,920)    (7,463,634)
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)    (7,812,172)    (5,479,690)
                                                       ----------------------------
 Net increase (decrease) in net assets resulting
 from operations                                        (15,745,571)   (11,003,936)

===================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                 (1,847,746)    (2,996,645)
 Class B                                                    (87,334)            --
 Class C                                                    (18,346)            --
 Class N                                                         --             --
 Class Y                                                         --       (789,687)
-----------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                         --    (55,606,463)
 Class B                                                         --    (14,307,425)
 Class C                                                         --     (2,028,859)
 Class N                                                         --             --
 Class Y                                                         --    (11,069,300)

===================================================================================
 Capital Stock Transactions

 Net increase (decrease) in net assets resulting from
 capital stock transactions:
 Class A                                                 (3,267,773)  (142,579,205)
 Class B                                                 (2,239,487)   (21,169,838)
 Class C                                                  1,787,816     (2,279,249)
 Class N                                                     13,360             --
 Class Y                                                    716,127    (66,839,216)

===================================================================================
 Net Assets

 Total decrease                                         (20,688,954)  (330,669,823)
-----------------------------------------------------------------------------------
 Beginning of period                                    255,701,933    586,371,756
                                                       ----------------------------
 End of period [including undistributed
 (overdistributed) net investment income of
 $(44,695) and $1,774,733, respectively]               $235,012,979   $255,701,933
                                                       ============================

 See accompanying Notes to Financial Statements.

                           19 | OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS


 Class A        Year Ended October 31,              2001         2000            1999            1998            1997
=========================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period             $17.06       $20.69          $20.91          $23.31          $19.65
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                               .03          .16             .17             .16             .23(1)
 Net realized and unrealized gain (loss)            (.98)        (.65)            .64             .32            4.91(1)
                                                  -----------------------------------------------------------------------
 Total income (loss) from
 investment operations                              (.95)        (.49)            .81             .48            5.14
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               (.18)        (.16)           (.17)           (.12)           (.07)
 Distributions from net realized gain                 --        (2.98)           (.86)          (2.76)          (1.41)
                                                  -----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    (.18)       (3.14)          (1.03)          (2.88)          (1.48)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $15.93       $17.06          $20.69          $20.91          $23.31
                                                  =======================================================================

=========================================================================================================================
 Total Return, at Net Asset Value(2)               (5.60)%      (2.60)%          3.60%           2.24%          27.60%

=========================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)       $166,285     $181,566        $392,483        $456,264        $371,810
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)              $181,631     $234,840        $448,884        $442,138        $234,314
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                              0.19%        0.66%           0.68%           0.84%           1.05%
 Expenses                                           1.26%        1.17%           1.02%           0.98%(4)        1.07%(4)
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             336%          86%            135%            106%            103%



 1. Per share amounts calculated based on the average shares outstanding during the period.
 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

 See accompanying Notes to Financial Statements.






                           20 | OPPENHEIMER VALUE FUND

 Class B        Year Ended October 31,              2001         2000            1999            1998            1997
========================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period             $16.99       $20.58          $20.83          $23.32          $19.77
------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                       (.11)        (.05)           (.03)            .02             .09(1)
 Net realized and unrealized gain (loss)            (.97)        (.56)            .66             .30            4.91(1)
                                                  ----------------------------------------------------------------------
 Total income (loss) from
 investment operations                             (1.08)        (.61)            .63             .32            5.00
------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               (.02)          --            (.02)           (.05)           (.04)
 Distributions from net realized gain                 --        (2.98)           (.86)          (2.76)          (1.41)
                                                  ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    (.02)       (2.98)           (.88)          (2.81)          (1.45)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $15.89       $16.99          $20.58          $20.83          $23.32
                                                  ======================================================================

========================================================================================================================
 Total Return, at Net Asset Value(2)               (6.34)%      (3.28)%          2.79%           1.47%          26.61%

========================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)        $57,584      $64,287        $102,736        $123,260         $83,291
------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $65,115      $79,239        $123,616        $110,240         $30,019
------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                      (0.57)%      (0.14)%         (0.08)%          0.08%           0.22%
 Expenses                                           2.01%        1.93%           1.77%           1.73%(4)        1.84%(4)
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             336%          86%            135%            106%            103%


 1. Per share amounts calculated based on the average shares outstanding during the period.
 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

 See accompanying Notes to Financial Statements.



                           21 | OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS  Continued


 Class C        Year Ended October 31,              2001         2000            1999            1998            1997
========================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period             $16.77       $20.35          $20.60          $23.07          $19.57
------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                       (.08)        (.04)           (.02)            .01             .10(1)
 Net realized and unrealized gain (loss)            (.99)        (.56)            .65             .31            4.85(1)
                                                  ----------------------------------------------------------------------
 Total income (loss) from
 investment operations                             (1.07)        (.60)            .63             .32            4.95
------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               (.03)          --            (.02)           (.03)           (.04)
 Distributions from net realized gain                 --        (2.98)           (.86)          (2.76)          (1.41)
                                                  ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    (.03)       (2.98)           (.88)          (2.79)          (1.45)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $15.67       $16.77          $20.35          $20.60          $23.07
                                                  ======================================================================

========================================================================================================================
 Total Return, at Net Asset Value(2)               (6.38)%      (3.27)%          2.82%           1.47%          26.64%

========================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)        $10,494      $ 9,849         $14,582         $18,204         $10,243
------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $11,088      $11,975         $17,746         $15,355         $ 4,477
------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                      (0.56)%      (0.14)%         (0.07)%          0.06%           0.17%
 Expenses                                           2.01%        1.93%           1.77%           1.73%(4)        1.86%(4)
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             336%          86%            135%            106%            103%


 1. Per share amounts calculated based on the average shares outstanding during the period.
 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

 See accompanying Notes to Financial Statements.

                           22 | OPPENHEIMER VALUE FUND

                                                            Period Ended
 Class N                                              October 31, 2001(1)
==========================================================================
 Per Share Operating Data

 Net asset value, beginning of period                            $ 18.08
--------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                (.02)
 Net realized and unrealized income (loss)                         (2.16)
                                                                 ---------
 Total income (loss) from
 investment operations                                             (2.18)
--------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                 --
 Distributions from net realized gain                                 --
                                                                 ---------
 Total dividends and/or distributions
 to shareholders                                                      --
--------------------------------------------------------------------------
 Net asset value, end of period                                   $15.90
                                                                  ========

==========================================================================
 Total Return at Net Asset Value(2)                               (12.06)%

==========================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                            $12
--------------------------------------------------------------------------
 Average net assets (in thousands)                                   $ 5
--------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                               (0.45)%
 Expenses                                                           1.61%
--------------------------------------------------------------------------
 Portfolio turnover rate                                             336%


 1. For the period from March 1, 2001 (inception of offering) to October 31,
 2001.
 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.

 See accompanying Notes to Financial Statements.





                           23 | OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS  Continued

 Class Y        Year Ended October 31,              2001         2000            1999            1998          1997(1)
========================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period             $17.07       $20.72          $20.97          $23.34          $20.31
------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                               .10(2)       .17(2)          .22             .22             .31(2)
 Net realized and unrealized gain (loss)            (.97)(2)     (.63)(2)         .64             .34            4.20(2)
                                                  ----------------------------------------------------------------------
 Total income (loss) from
 investment operations                              (.87)        (.46)            .86             .56            4.51
------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 --         (.21)           (.25)           (.17)           (.07)
 Distributions from net realized gain                 --        (2.98)           (.86)          (2.76)          (1.41)
                                                  ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      --        (3.19)          (1.11)          (2.93)          (1.48)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $16.20       $17.07          $20.72          $20.97          $23.34
                                                  ======================================================================

========================================================================================================================
 Total Return, at Net Asset Value(3)               (5.10)%      (2.42)%          3.81%           2.63%          23.62%

========================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)           $638      $     1         $76,571        $136,729         $90,994
------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $155      $48,714         $95,765        $118,010         $51,775
------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                              0.62%        1.06%           0.90%           1.19%           1.21%
 Expenses                                           1.20%        0.97%           0.76%           0.62%(5)        0.78%(5)
 Expenses, net of voluntary waiver of
 transfer agent fees                                0.83%         N/A             N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             336%          86%            135%            106%            103%



 1. For the period from December 16, 1996 (inception of offering) to October 31, 1997.
 2. Per share amounts calculated based on the average shares outstanding during the period.
 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 4. Annualized for periods of less than one full year.
 5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

 See accompanying Notes to Financial Statements.





                           24 | OPPENHEIMER VALUE FUND

 NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. Significant Accounting Policies
 Oppenheimer Value Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), which operated under the name of Oppenheimer Disciplined Value Fund through February 28, 2001, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price/earnings ratios and better-than-anticipated earnings. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                           25 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 1. Significant Accounting Policies Continued
 Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Directors' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2001, the Fund's projected benefit obligations were increased by $1,210 and payments of $3,892 were made to retired directors, resulting in an accumulated liability of $44,695 as of October 31, 2001.
    The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

 As of October 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

                  Expiring
                  --------------------------------------
                      2008                   $ 9,239,162
                      2009                     5,386,519
                                             -----------
                     Total                   $14,625,681
                                             ===========



                           26 | OPPENHEIMER VALUE FUND

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $263,383, a decrease in undistributed net investment loss of $225,477, and a decrease in accumulated net realized loss on investments of $37,906. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.




                           27 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
 2. Shares of Capital Stock
 The Fund has authorized 600 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:


                      Year Ended October 31, 2001(1)   Year Ended October 31, 2000
                                Shares        Amount         Shares         Amount
-----------------------------------------------------------------------------------
 Class A
 Sold                        2,495,305  $ 43,546,414      2,615,441  $  46,627,592
 Dividends and/or
 distributions reinvested      110,601     1,770,750      2,212,164     38,403,153
 Redeemed                   (2,809,551)  (48,584,937)   (13,157,255)  (227,609,950)
                            -------------------------------------------------------
 Net increase (decrease)      (203,645) $ (3,267,773)    (8,329,650) $(142,579,205)
                            =======================================================

-----------------------------------------------------------------------------------
 Class B
 Sold                        1,321,460  $ 23,155,557        917,803  $  16,207,594
 Dividends and/or
 distributions reinvested        5,009        80,552        782,867     13,622,443
 Redeemed                   (1,487,290)  (25,475,596)    (2,907,576)   (50,999,875)
                            -------------------------------------------------------
 Net increase (decrease)      (160,821) $ (2,239,487)    (1,206,906) $ (21,169,838)
                            =======================================================

-----------------------------------------------------------------------------------
 Class C
 Sold                          535,330  $  9,404,405        360,348  $   6,294,284
 Dividends and/or
 distributions reinvested        1,085        17,218        110,349      1,894,720
 Redeemed                     (454,363)   (7,633,807)      (599,882)   (10,468,253)
                            -------------------------------------------------------
 Net increase (decrease)        82,052  $  1,787,816       (129,185) $  (2,279,249)
                            =======================================================

-----------------------------------------------------------------------------------
 Class N
 Sold                              763  $     13,364             --  $          --
 Dividends and/or
 distributions reinvested           --            --             --             --
 Redeemed                           --            (4)            --             --
                            -------------------------------------------------------
 Net increase (decrease)           763  $     13,360             --  $          --
                            =======================================================

-----------------------------------------------------------------------------------
 Class Y
 Sold                           42,200  $    765,652      1,046,725  $  17,938,175
 Dividends and/or
 distributions reinvested           --            --        683,909     11,858,987
 Redeemed                       (2,892)      (49,525)    (5,426,667)   (96,636,378)
                            -------------------------------------------------------
 Net increase (decrease)        39,308  $    716,127     (3,696,033) $ (66,839,216)
                            =======================================================

 1. For the year ended October 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares.

================================================================================
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2001, were $792,712,099 and $801,637,028, respectively.


                           28 | OPPENHEIMER VALUE FUND

 As of October 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $229,855,757 was:

          Gross unrealized appreciation                 $ 12,234,399
          Gross unrealized depreciation                  (22,619,130)
                                                        ------------
          Net unrealized appreciation (depreciation)    $(10,384,731)
                                                        ============

================================================================================
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million and 0.45% of average annual net assets in excess of $400 million. The Fund's management fee for the year ended October 31, 2001, was an annualized rate of 0.625%.
--------------------------------------------------------------------------------
 Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee. OFS has voluntarily undertaken to waive a portion of its transfer agent fee for Classes A, B, C, N and Y shares. This voluntary waiver of expenses limits transfer agent fees to 0.35% of average net assets for Classes A, B, C and N shares effective October 1, 2001, and 0.25% of average net assets for Class Y shares effective January 1, 2001.
--------------------------------------------------------------------------------
 Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                       Aggregate            Class A     Commissions       Commissions     Commissions     Commissions
                       Front-End          Front-End      on Class A        on Class B      on Class C      on Class N
                   Sales Charges      Sales Charges          Shares            Shares          Shares          Shares
                      on Class A        Retained by     Advanced by       Advanced by     Advanced by     Advanced by
 Year Ended               Shares        Distributor   Distributor(1)    Distributor(1)  Distributor(1)  Distributor(1)
----------------------------------------------------------------------------------------------------------------------
 October 31, 2001       $317,775           $140,878          $46,553          $289,729         $26,187            $118

 1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.


                            Class A           Class B            Class C            Class N
                         Contingent        Contingent         Contingent         Contingent
                           Deferred          Deferred           Deferred           Deferred
                      Sales Charges     Sales Charges      Sales Charges      Sales Charges
                        Retained by       Retained by        Retained by        Retained by
 Year Ended             Distributor       Distributor        Distributor        Distributor
--------------------------------------------------------------------------------------------
 October 31, 2001            $4,991          $151,152             $2,314                $--




                           29 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 4. Fees and Other Transactions with Affiliates Continued
 The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
 Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended October 31, 2001, payments under the Class A plan totaled $444,087, all of which were paid by the Distributor to recipients, and included $189,704 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
    The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.




                           30 | OPPENHEIMER VALUE FUND

 Distribution fees paid to the Distributor for the year ended October 31, 2001, were as follows:


                                                                                Distributor's
                                                            Distributor's           Aggregate
                                                                Aggregate        Unreimbursed
                                                             Unreimbursed       Expenses as %
                        Total Payments     Amount Retained       Expenses       of Net Assets
                            Under Plan      by Distributor     Under Plan            of Class
----------------------------------------------------------------------------------------------
 Class B Plan                 $651,050            $507,131     $2,298,966                3.99%
 Class C Plan                  110,817              21,105        265,441                2.53
 Class N Plan                       18                  13             --                  --

================================================================================
 5. Foreign Currency Contracts
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

================================================================================
 6. Option Activity
 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.


                           31 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 6. Option Activity  Continued
 Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

 Written option activity for the year ended October 31, 2001, was as follows:

                                                                   Call Options
                                                  ------------------------------
                                                       Number of      Amount of
                                                       Contracts       Premiums
--------------------------------------------------------------------------------
 Options outstanding as of October 31, 2000                   --    $        --
 Options written                                          10,150      1,910,336
 Options closed or expired                                (7,550)    (1,642,345)
                                                  ------------------------------
 Options outstanding as of October 31, 2001                2,600    $   267,991
                                                  ==============================

================================================================================
 7. Bank Borrowings
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended or at October 31, 2001. Effective November 13, 2001, the Fund will no longer participate in this agreement.







                           32 | OPPENHEIMER VALUE FUND

 INDEPENDENT AUDITORS' REPORT

================================================================================
 The Board of Directors and Shareholders of Oppenheimer Value Fund:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer Value Fund (formerly Oppenheimer Disciplined Value Fund), including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Value Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.






 KPMG LLP

 Denver, Colorado
 November 21, 2001




                           33 | OPPENHEIMER VALUE FUND

 FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
 In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    Dividends of $0.1757, $0.0236 and $0.0312 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 5, 2000, all of which was designated as ordinary income for federal income tax purposes.
    Dividends paid by the Fund during the fiscal year ended October 31, 2001, which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

















                           34 | OPPENHEIMER VALUE FUND

OPPENHEIMER VALUE FUND

A Series of Oppenheimer Series Fund, Inc.

=======================================================================================================
Officers and Directors          Leon Levy, Chairman of the Board of Directors
                                Donald W. Spiro, Vice Chairman of the Board of Directors
                                John V. Murphy, Director and President
                                Robert G. Galli, Director
                                Phillip A. Griffiths, Director
                                Benjamin Lipstein, Director
                                Elizabeth B. Moynihan, Director
                                Kenneth A. Randall, Director
                                Edward V. Regan, Director
                                Russell S. Reynolds, Jr., Director
                                Clayton K. Yeutter, Director
                                Christopher Leavy, Vice President
                                Robert G. Zack, Secretary
                                Brian W. Wixted, Treasurer
                                Robert J. Bishop, Assistant Treasurer
                                Scott T. Farrar, Assistant Treasurer
                                Katherine P. Feld, Assistant Secretary
                                Kathleen T. Ives, Assistant Secretary
                                Denis R. Molleur, Assistant Secretary

=======================================================================================================
 Investment Advisor             OppenheimerFunds, Inc.

=======================================================================================================
 Distributor                    OppenheimerFunds Distributor, Inc.

=======================================================================================================
 Transfer and Shareholder       OppenheimerFunds Services
 Servicing Agent

=======================================================================================================
 Custodian of                   The Bank of New York
 Portfolio Securities

=======================================================================================================
 Independent Auditors           KPMG LLP

=======================================================================================================
 Legal Counsel                  Mayer, Brown & Platt

                                Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
                                498 Seventh Avenue, New York, NY 10018



                                (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.




                           35 | OPPENHEIMER VALUE FUND

OPPENHEIMERFUNDS FAMILY


Global Equity           Developing Markets Fund                 Global Fund
                        International Small Company Fund        Quest Global Value Fund
                        Europe Fund                             Global Growth & Income Fund
                        International Growth Fund
-------------------------------------------------------------------------------------------------------
 Equity                 Stock                                   Stock & Bond
                        Emerging Technologies Fund              Quest Opportunity Value Fund
                        Emerging Growth Fund                    Total Return Fund
                        Enterprise Fund                         Quest Balanced Value Fund
                        Discovery Fund                          Capital Income Fund
                        Main Street(R) Small Cap Fund           Multiple Strategies Fund
                        Small Cap Value Fund                    Disciplined Allocation Fund
                        MidCap Fund                             Convertible Securities Fund
                        Main Street(R) Opportunity Fund         Specialty
                        Growth Fund                             Real Asset Fund(R)
                        Capital Appreciation Fund               Gold & Special Minerals Fund
                        Main Street(R) Growth & Income Fund
                        Value Fund
                        Quest Capital Value Fund
                        Trinity Large Cap Growth Fund(1)
                        Trinity Core Fund
                        Trinity Value Fund
-------------------------------------------------------------------------------------------------------
 Income                 Taxable                                 Municipal
                        International Bond Fund                 California Municipal Fund(4)
                        High Yield Fund                         New Jersey Municipal Fund(4)
                        Champion Income Fund                    New York Municipal Fund(4)
                        Strategic Income Fund                   Pennsylvania Municipal Fund(4)
                        Bond Fund                               Municipal Bond Fund
                        Senior Floating Rate Fund               Intermediate Municipal Fund
                        U.S. Government Trust
                        Limited-Term Government Fund
                        Capital Preservation Fund(2)
                        Rochester Division
                        Rochester National Municipals(3)
                        Rochester Fund Municipals
                        Limited Term New York Municipal Fund
-------------------------------------------------------------------------------------------------------
 Select Managers        Stock                                   Stock & Bond
                        Mercury Advisors Focus Growth Fund      QM Active Balanced Fund(2)
                        Gartmore Millennium Growth Fund II(5)
                        Jennison Growth Fund
                        Salomon Brothers Capital Fund
                        Mercury Advisors S&P 500(R)Index Fund(2)
-------------------------------------------------------------------------------------------------------
 Money Market(6)        Money Market Fund                       Cash Reserves



 1. Oppenheimer Trinity Growth Fund was reorganized into Oppenheimer Large Cap Growth Fund and was renamed Oppenheimer Trinity Large Cap Growth Fund effective 10/12/01.
 2. Available only through qualified retirement plans.
 3. The Fund's name was changed from "Oppenheimer Florida Municipal Fund" on 10/1/01.
 4. Available to investors only in certain states.
 5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
 6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
 For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.


                           36 | OPPENHEIMER VALUE FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.(1) So call us today, or visit our website -- we're here to help.

--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions(2)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink(2)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET  1.800.843.4461
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Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
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eDocs Direct
Receive shareholder report and prospectus notifications for your funds via
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Ticker Symbols
Class A: CGRWX Class B: CGRBX Class C: CGRCX Class N: CGRNX Class Y: CGRYX
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1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.



qwerRA0375.001.1001  December 30, 2001                 [logo]OppenheimerFunds(R)
                                                             Distributor, Inc.